EXHIBIT 99.2

                             SUBSCRIPTION AGREEMENT

                                       OF

                                 BIOFIELD CORP.
                                 --------------


Gentlemen:

                  You have advised me that Biofield Corp., a Delaware corporation, is accepting subscriptions for the purchase of the Company's promissory notes ("Notes") and shares of its common stock, $.001, par value per share (the "Common Stock", and together with the Notes, the "Units"). Each Unit shall consist of a $50,000 promissory note and 250,000 shares of Common Stock. The Memorandum and the other documents which are attached to or accompany the Memorandum are sometimes collectively called the "Offering Documents". The Units are being offered for sale on the terms and conditions set forth in the Memorandum. The Units will be offered in increments of $50,000 per Unit, with the purchase of fractional Units permitted at the sole discretion of the Company. The minimum amount of the offering will be $300,000 (six Units) and the maximum amount of the offering will be $700,000 (14 Units). The offering of the Units is sometimes referred to herein as "Offering".

                  Accordingly, I am writing to advise you of the following terms and conditions under which I hereby offer to subscribe ("Offer") to one or more Units in the Company, as set forth herein.

                  1. Subscription. Subject to the terms and conditions of the Offering Documents, I hereby offer to purchase Unit(s) [SUBSCRIBER TO FILL IN NUMBER OF UNITS SUBSCRIBED FOR]. Unless other arrangements are made that are satisfactory to the Company, I shall pay in immediately available funds the entire purchase price of the Units which I have subscribed for by delivering herewith to the Company a check made payable to the Company in the principal sum of such purchase price.

                  2. Conditions to Offer. The Company shall have the right to accept or reject my Offer, in whole or in part, for any reason whatsoever. The Offer shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company and a counterpart is delivered to me ("Closing Date"). Until such execution and delivery, I understand that my Offer has not been accepted and no sale of a Unit to me has occurred.

                  3. Representations and Warranties of the Undersigned. The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents to the Company as follows:

                  (A) (i) If I am an individual, I am over the age of twenty-one (21) years, reside at the address set forth below and have no present intention of becoming a resident of any other jurisdiction.


                                 (Street Address)


                                 (City, State or Country
                                 of residency, Zip Code)

                       (ii) If I am a partnership, corporation or other entity, my principal business address, is:

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                                 (Street Address)



                                 (City, State, Zip Code)

                  (B) I have not authorized any person or institution to act as my purchaser representative in connection with this transaction. I am experienced in investment and business matters. I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of my prospective investment in the Company on the terms and conditions set forth in the Offering Documents, which I have read and understand.

                  (C) In particular, and not in limitation of the representations and warranties contained herein, I have taken full cognizance of and understand:

                  (i)      the Offering Documents;

                  (ii) that the Units are speculative investments which involve a high degree of risk of loss of my entire investment;

                  (iii) that there are substantial restrictions on the transferability of the Units; that the Notes are non-transferable, and unless and until a registration statement is filed with the Securities and Exchange Commission ("SEC") and declared effective, I will only be able to sell my shares in the public market pursuant to the provisions of SEC Rule 144. Accordingly, I may have to hold my Units indefinitely; and that it may not be possible for me to liquidate at any time my investment in the Company;

                  (D)      I:

                  (i) have adequate means of providing for my current needs and possible personal contingencies, and have no need for liquidity of my proposed investment in the Company; and

                  (ii) can afford (a) to hold unregistered securities for an indefinite period of time; and (b) sustain a complete loss of the entire amount of my proposed investment in the Company and, at the same time, bear any tax liability which may result if such investment in the Company is lost.

                  (E)      I have been:

                  (i) furnished with a copy of the Offering Documents, and such other information and documentation in connection with the offering as has been requested; and

                  (ii) afforded the opportunity to ask questions of, and receive answers from, the Company or persons acting on its behalf concerning the terms and conditions of the offering and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the information furnished; and have availed myself of such opportunity to the extent I consider it appropriate in order to permit me to evaluate the merits and risks of my proposed investment.

                  (F) I further acknowledge that I have relied solely upon the representations, warranties, covenants and agreements made by the Company herein and that I have not relied upon any other representations or other information (whether oral or written and including any projections or supplemental data) made or supplied by or on behalf of the Company or any affiliate, employee, agent or other representative of the Company.

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

                  (G) I further acknowledge that I am aware that the offering has not been passed upon or the merits thereof endorsed or approved by any state or Federal authorities.

                  (H) The Units being subscribed for are being acquired solely for my account for investment and not with a view to, or for resale in connection with, any distribution. By such representation, I mean that no other person, except as indicated below, has or will have a beneficial interest in the Units subscribed for hereunder, and that no other person, except as indicated below, has furnished or will furnish, directly or indirectly, any part of the consideration being paid to the Company in connection therewith.

                  (I) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity in connection with the purchase of the Units, the signature of the undersigned is binding upon such partnership, corporation, trust or other entity and the undersigned has delivered herewith the underlying partnership agreement, corporate charter documents or trust agreement of such entity and such other evidence of the ability of such partnership, corporation, trust or other entity to purchase the Units as may be requested by the Company.

                  I hereby certify that each of the foregoing representations and warranties are true and will continue to be true as of the Closing Date and shall survive such date. If, in any respect, such representations and warranties shall not be true, I shall give written notice of such fact to the Company specifying which representations and warranties are not true and the reasons therefor.

                  It is understood that all documents, records and books pertaining to the offering have been made available for my inspection, and that such documents, records and books will continue to be available upon reasonable notice for inspection during reasonable business hours prior to the Closing Date.

         4. Representation and Warranties of the Company. The Company hereby warrants and represents to me as follows:

         (A) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby;

         (B) Authorization; Enforceability; Third Party Consents. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by the Company have been duly and validly authorized by the Company and by all other necessary corporate action on the part of the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms. To the Company's knowledge, no consent, approval, order or authorization of, or declaration, filing or registration with, any person or governmental authority is required to be made or obtained by the Company in connection with the authorization, execution, delivery or performance of this Agreement or the transactions contemplated hereby.

         (C) Securities and Exchange Commission Filings. With respect to all reports which have been publicly filed by the Company with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended, none of these reports contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein in light of the circumstances in which they are made, not misleading.

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

         (D) No Misrepresentation. The Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein in light of the circumstances in which they were made, not misleading.

         5. FDA Filing. The Company undertakes to file a 510(k) application and such additional documents as may be required under the application (the "Application") with the Food and Drug Administration ("FDA") in respect of its Biofield Diagnostic System ("Application"). If the Company does not file the Application within 180 days of the closing of the Minimum Offering, the Company shall issue additional shares of Common Stock to the holders of the Notes equal to 25,000 shares of Common Stock for each Unit purchased and for each thirty (30) days of delay until the Application is filed with the FDA.

         6.       Registration Rights.

                  (A) Within sixty (60) days from the final closing of the Offering (the "Filing Deadline"), the Company shall prepare and file with the SEC a registration statement under the Securities Act (the "Registration Statement") covering the Common Stock purchased by me pursuant to the Offering and still owned by me (the "Registrable Shares"). The Company agrees to use its best efforts to cause the Registration Statement to become effective as expeditiously as possible and to use commercially reasonably efforts to maintain the effectiveness of such Registration Statement, subject to the provisions of
Section 6(B), for twenty-four (24) months from the date the Registration Statement is declared effective by the SEC. The Company may require me to furnish in writing to the Company such information regarding me, the plan of distribution of the Registrable Shares and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration. I shall make best efforts to furnish the Company such information in a timely manner. The registration statement shall include the shares of common stock (i) included in the Units, (ii), issuable in the event the Notes are not paid on the maturity date, and (iii) issuable upon exercise of the warrants issuable to the Placement Agent. The registration statement shall also include additional shares common stock shares of common stock issuable for a period of six months (a) in the event the registration statement is not declared effective within the time prescribed in subsection (C) below, and (b) in the event the Company's FDA application is not filed within the time provided in Section 5, above.

                  (B)(i) The Company may defer the filing (but not the preparation) of the registration statement or suspend the Company's obligation to cause such Registration Statement to become and remain effective if (1) at any time prior to the filing of such Registration Statement with the SEC the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which, in the Company's reasonable opinion, would be required in such Registration Statement and would not be required if such registration statement were not filed, and the Company's board of directors determines in good faith based upon the written advice of counsel that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (2) the Company is actively engaged in discussions with underwriters with respect to a registered underwritten public offering of the Company's securities for the Company's account and is proceeding with reasonable diligence to effect such offering. If, after a Registration Statement filed under Section 6 becomes effective, the Company advises me that the Company considers it appropriate for the Registration Statement to be amended, I shall suspend any further sales of my registered shares until the Company advises me that the Registration Statement has been amended.

                  (ii) A deferral of the filing or suspension of a Registration Statement pursuant to this Section shall be lifted if, in the case of a deferral pursuant to clause (1) of this Section 6, the negotiations or other activities are disclosed or terminated or, in the case of a deferral pursuant to clause (2) of this Section 6, the proposed registration for the Company's account is completed or abandoned. During the deferral or suspension of the filing, the Company's obligations pursuant to Section 6(A) and Section 6(C) shall be suspended and for each day of deferral or suspension, and an extra day shall be added to Filing Deadline until the lifting of such deferral or suspension.

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

                  (iii) In order to defer the filing of a registration statement or suspend the Company's obligation to cause such registration statement to become and remain effective pursuant to this Section 6, the Company shall promptly (but in any event within five (5) business days), upon determining to seek such deferral or suspension, deliver to me a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 6 and a general statement of the reason for such deferral and an approximation of the anticipated delay. The certificate shall be accompanied by the written advice of counsel referred to in
Section 6(B)(i), above. I hereby agree to keep confidential any information disclosed to me in any such certificate (including the fact that such certificate was delivered); provided that this provision shall not prevent disclosures by me to its accountants and attorneys upon their agreement to be bound by the confidentiality and trading restriction provisions of this Agreement set forth in this Section 6. I further agree, whether directly or indirectly, not to trade or otherwise engage in trading activities relating to the Company's securities, and not to enter into loans, exchanges of securities, or other similar arrangements relating to derivative instruments tied to the value of the Company's securities, during such deferral or suspension.

                  (iv) Notwithstanding the foregoing, no deferral of the filing of the registration statement or suspension of the registration statement shall relieve the Company of any obligation it may have to issue shares to the undersigned within the time and in the manner provided for under this Agreement or any other agreement between the Company and the undersigned.

                  (C) If the Registration Statement is not declared effective prior to the expiration of ninety (90) days of the Filing Deadline and it is not primarily due to my failure to provide information or related to the accuracy or completeness of the information I have provided to the Company, the Company hereby agrees to issue additional shares of Common Stock to the holders of record of the Common Stock at such time, equal to 25,000 shares of Common Stock for each thirty (30) days of delay until the Registration Statement is declared effective by the SEC.

                  (D) Piggy-back Registration Rights. If following twenty-four (24) months after the Registration Statement has been declared effective by the SEC, the Company proposes to register any of it securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Registrable Shares for sale to the public), provided that I still own shares of the Common Stock purchased by me pursuant to the Offering, it shall give written notice to me, of its intention to do so. Upon my written request, received by the Company within 30 days after the giving of any such notice by the Company, to register any of my Registrable Shares, the Company will use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by me of such Registrable Shares so registered. In the event that any registration pursuant to this Section 6(D) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Shares to be included in such underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of shares of Common Stock purchased pursuant to the Offering and owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 6(D) without thereby incurring any liability to me or any holders of shares of Common Stock purchased pursuant to the Offering.

                  (E) Restrictions on Resale of Registrable Shares Following Effectiveness. For twelve (12) months following the declaration of effectiveness of any registration statement covering Registrable Shares, I hereby covenant and agree that I shall not, in any given calendar month, publicly sell such shares (except if such Registrable Shares are covered as part of an effective registration statement in an underwritten public offering effective at the time of such sale), in excess of twenty percent (20%) of the average trading volume of the Company's shares of Common Stock for the prior calendar month.

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

                  7. Survival of Representations, Warranties and Covenants. All representations and warranties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, acceptance by the Company of the subscription and delivery of the Units.

                  8. Indemnification. I understand that the Common Stock are being offered without registration under the Securities Act of 1933 (as amended) in reliance upon the exemption pursuant to Section 4(2) of that Act for transactions by an issuer not involving any public offering, and, in various states, pursuant to exemptions from registration; that the availability of such exemptions is in part dependent upon the truthfulness and accuracy of the representations made by me herein and in my Investor Questionnaire; that the Company will rely on such representations in accepting my Offer and that the Company, any agent retained by the Company to sell the Units and the Company may (but shall not be required to) take such steps as they consider reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting my Offer. Irrespective of any such investigation, I hereby agree to indemnify and hold harmless the Company and all of its officers, directors, employees, agents (including, without limitation, any agent retained by the Company to sell the Units) and affiliates from any and all damages, losses, expenses or costs (including reasonable attorney's fees) which they may incur by reason of my failure to fulfill all of the terms and conditions of this Subscription Agreement or by reason of my breach of any of the representations, warranties or agreements contained in this Subscription Agreement or my Investor Questionnaire.

                  9. Revocation. I agree that I shall not cancel, terminate or revoke this Subscription Agreement (except to the extent as may be permitted by applicable law) or any agreement made by me hereunder, and that this Subscription Agreement shall survive my death, disability or insolvency.

                  10. Termination of Subscription Agreement. I acknowledge having been advised that the Company may elect to terminate the offering or to cancel this Subscription Agreement for any reason and at any time prior to the Closing Date without liability other than to return to me, with any interest earned, my subscription.

                  11. Registration of Ownership. I wish to own my Units as follows:

                           a.       _____Individual ownership.

                           b.       _____Joint tenants with rights of
                                    survivorship. (Both parties must sign all required documents, unless subscriber's attorney advises that one signature is sufficient.)

                           c. _____Tenants in common. (Both parties must sign all required documents.)

                           d. _____Trust. (Include name of trust, name of trustee and date trust was formed.)

                           e.       _____Partnership. (Include copy of
                                    Partnership Agreement authorizing
                                    signature.)

                           f.       _____Other. (Indicate:)


                  12. Certification. I certify that I have read this entire Subscription Agreement and every statement set forth herein is true and complete.

                  13. Miscellaneous. (A) All notices or other communications permitted or required to be given hereunder shall be in writing and shall be deemed to be duly given if given personally with receipt acknowledged or sent, by registered or certified mail, return receipt requested, by facsimile or by overnight courier for next day delivery, to me at my address set forth in question 3(A) above and to the Company at 1025 Nine North Drive,

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

Suite M, Alpharetta, Georgia 30004, unless notice is given of a change of address in the manner set forth herein, in which case notices shall be sent to the new address so designated. Notice of change of address shall be deemed given when actually received; all other notices shall be deemed given and received on the earlier of (a) when actually received or upon refusal to accept delivery thereof, or (b) on the date when personally delivered, one (1) day after being sent by facsimile or overnight courier and three (3) days after mailing, as aforesaid.

                           (B)      This Subscription Agreement constitutes the
entire agreement among the parties with respect to the subject matter hereof and may be amended only by a writing executed by the party against which it is to be enforced.

                           (C)      This Subscription Agreement shall be
governed by and construed in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on the date below.


-----------------------------               -----------------------------------
   SUBSCRIBER SIGN HERE                     CO-SUBSCRIBER SIGN HERE


-----------------------------               -----------------------------------
 Social Security Number                           Social Security Number
           or                                               or
 Taxpayer Identification                          Taxpayer Identification
         Number                                           Number

ACCEPTED AND AGREED TO

as of this __ day of _________, 2003

                                            BIOFIELD CORP.


                                            By:
                                               --------------------------------

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